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AXA Equitable Life Insurance Company

SUPPLEMENT DATED JULY 17, 2015 TO THE PROSPECTUS FOR STRUCTURED CAPITAL STRATEGIES(R) DATED MAY 1, 2015

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This Supplement modifies certain information in the above-referenced Prospectus
(the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

Structured Capital Strategies(R) will be available again for sale in Minnesota on or about August 10, 2015. In addition, current Minnesota contract owners will be able to invest in Segment Types based on the Financial Select Sector SPDR Fund on or about that date.

To reflect this change, the "Minnesota" section of "Appendix II: State contract availability and/or variations of certain features and benefits" in the Prospectus is replaced in its entirety with the following:

------------------------------------------------------------------------------
 STATE     FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
MINNESOTA  QP (Defined Benefit and Defined   Not available.
           Contribution) contracts

           See "Segment Types" under         Choice Segments are not
           "Structured Investment Option"    available.
           in "Contract Features and
           Benefits"

           See Footnote (2) to the "Fee      Withdrawal charges will also
           Table" and see also "Charges      apply to Series B contracts
           under the contracts" in "Charges  purchased with an initial
           and expenses"                     contribution of $25 million or
                                             more.





Structured Capital Strategies(R) is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable). Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                   IM-41-15 (7/15)                          Cat.# 154154 (7/15)
                   SCS-NB/IF                                            #134646
                   SAR Mailing